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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ------------------------------------


                                    FORM 8-K

                      ------------------------------------



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         April 28, 1999                                           0-29768
---------------------------------                         ----------------------
         Date of Report                                   Commission File Number
(Date of earliest event reported)


                                24/7 MEDIA, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                                     13-3995672
------------------------------           ---------------------------------------
State or other jurisdiction of           (I.R.S. Employer Identification Number)
incorporation or organization)





                                  1250 Broadway
                            New York, New York 10001
         -------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 231-7100
         -------------------------------------------------------------
              (Registrant's telephone number, including area code)


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

Item 5.  Other Events

    A. Local Market Affiliation Agreement with NBC. On March 17, 1999, 24/7 Media, Inc. (the "Company" or "we") announced an exclusive agreement with NBC-Interactive Neighborhood that allows us to sell advertising on NBC network television stations and their associated Web sites at the local market level. Under the terms of the agreement, we will recruit, train and staff sales and support personnel who will operate out of the local NBC stations as well as in our regional offices. We will also jointly provide ad sales consulting and regional representation services to more than 100 NBC stations that are currently affiliated with NBC-IN.

    We will collaborate with NBC-IN on the development of advertising packages that leverage the reach and brand-building strengths of NBC local television with the direct response data collection and marketing functionality of NBC's local station Web sites. Initial launch markets include NBC-owned and operated stations in New York, Los Angeles, Chicago, Washington, D.C., Dallas and San Diego with initial plans to follow in an additional 14 broadcast station markets.

    The press release, dated March 17, 1999 is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

    B. Cross Promotion Agreement and Equity Exchange with TechWave Inc. On April 5, 1999, we entered into a cross promotion agreement with TechWave Inc. TechWave provides e-commerce technology and enabling services, an online shopping network, creative design services, and product fulfillment to 15,000 Web sites.

    Under this agreement, we will promote TechWave's services to our Web sites while TechWave will promote our advertising representation and e-mail management services to TechWave's clients. In addition, we will co-brand our Click2Buy transactional banner service with TechWave's ShopNow e-commerce Web site, an online shopping destination. Each party will receive a share of the other party's revenues generated under the cross promotion agreement.

    We also agreed to acquire 19.8% of TechWave in exchange for consideration totalling $30.1 million. The purchase price consists of two parts:

    o $5.0 million, to be paid out of the proceeds of our proposed follow-on and secondary offering; and

    o shares of our common stock with a value equal to $30.1 million, less any cash paid.

    The press release, dated April 13, 1999, is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

    (a)  Not applicable.

    (b)  Not applicable.

    (c)  Exhibits.

         5.1 Affiliation Agreement, dated March 11, 1999, between the Company and NBC Multimedia, Inc. (incorporated herein by reference to Exhibit 10.26 to the Company's Registration Statement on Form S-1, File No. 333-70857).

         5.2 Cross Promotion Agreement, dated April 5, 1999 between the Company and TechWave Inc. (incorporated herein by reference to Exhibit 10.30 to the Company's Registration Statement on Form S-1, File No. 333-70857).

         5.3 Securities Purchase Agreement, dated April 12, 1999 between the Company and TechWave Inc. (incorporated herein by reference to Exhibit 10.31 to the Company's Registration Statement on Form S-1, File No. 333-70857).

         99.1  Press  release,  dated March 17, 1999  regarding NBC  Multimedia,
               Inc.

         99.2  Press release, dated April 13, 1999 regarding TechWave Inc.

                                  SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                24/7 MEDIA, INC.



Date: April 28, 1999            By: /s/ Mark E. Moran
                                    ------------------------------
                                Name:  Mark E. Moran
                                Title: Senior Vice President and General Counsel

                                 EXHIBIT INDEX

Exhibit Number          Description
--------------          -----------

            5.1 Affiliation Agreement, dated March 11, 1999, between the Company and NBC Multimedia, Inc. (incorporated herein by reference to Exhibit 10.26 to the Company's Registration Statement on Form S-1, File No. 333-70857).

            5.2 Cross Promotion Agreement, dated April 5, 1999 between the Company and TechWave Inc. (incorporated herein by reference to Exhibit 10.30 to the Company's Registration Statement on Form S-1, File No. 333-70857).

            5.3 Securities Purchase Agreement, dated April 12, 1999 between the Company and TechWave Inc. (incorporated herein by reference to Exhibit 10.31 to the Company's Registration Statement on Form S-1, File No. 333-70857).

            99.1 Press release, dated March 17, 1999 regarding NBC Multimedia, Inc.

            99.2  Press release, dated April 13, 1999 regarding TechWave Inc.

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